FOR IMMEDIATE RELEASE
Contact: Richard A. Woerle

            Norwich Financial Corp.  Reports Earnings
                     For Year Ended 1997


Norwich, Connecticut, January 23, 1998. Norwich Financial Corp. (NASDAQ-NSSB) (NFC or the Company) today announced net income of $1,858,000 for the fourth quarter of 1997, compared to net income of $1,941,000 for the fourth quarter of 1996. Diluted earnings per share for the fourth quarter of 1997 were $0.33 per share, compared with $0.35 per share for the fourth quarter of 1996. Net income for the year ended December 31, 1997 was $7,928,000 compared to $6,651,000 for the year ended December 31, 1996. Diluted earnings per share for the year ended December 31, 1997 were $1.44 compared to $1.20 for the year ended December 31, 1996.

On September 4, 1997 Norwich Financial Corp. and People's Bank of Bridgeport, Connecticut announced that they had reached a definitive agreement for NFC and its subsidiary bank to merge with People's. If the merger is approved by the shareholders of NFC and of People's and all required regulatory approvals are received, it is currently anticipated that the merger will close on or before March 2, 1998.

Daniel R. Dennis, Jr., Chairman, President and Chief Executive Officer, remarked, "We are pleased to announce that Norwich Financial Corp. achieved a record level of earnings in 1997. Higher asset yields, lower funding costs, higher service fee income and gains on securities and loans sold during 1997 contributed to the improvement in our overall results."

NFC's return on average assets and return on average equity were 1.05% and 8.88%, respectively, for the fourth quarter of 1997 compared with 1.12% and 10.18% for the fourth quarter of 1996. NFC's return on average assets and return on average equity for the year ended December 31, 1997 were 1.14% and 9.96%, respectively, compared with 0.95% and 8.91% in 1996.

Net interest income for the fourth quarter of 1997 was $7,414,000 compared with $7,117,000 for the fourth quarter of 1996. Net interest income for the year ended December 31, 1997 was $29,325,000 compared to $26,947,000 for the year ended December 31, 1996. Net interest margin on a fully taxable equivalent basis was 4.46% for the year ended December 31, 1997 compared to 4.04% for 1996.

Noninterest income totaled $2,444,000 for the fourth quarter of 1997 compared with $999,000 for the fourth quarter of 1996. Noninterest income for the year ended December 31, 1997 was $5,910,000 compared with $3,867,000 for 1996. The increase in noninterest income is due primarily to net pretax securities gains amounting to $1,418,000 and $1,856,000, respectively, for the fourth quarter and full year 1997, compared with $102,000 and $366,000 for the fourth quarter and full year 1996. Higher service fee income in 1997 and gains on loans sold or held for sale also contributed to the increase in noninterest income.

Noninterest expense for the fourth quarter of 1997 was $5,825,000 compared with $4,539,000 for the fourth quarter of 1996. Noninterest expense for the year ended December 31, 1997 was $20,322,000 compared with $18,136,000 for 1996. During the fourth quarter of 1997, NFC recorded a $500,000 writedown of the deposit base premium associated with the prior acquisition of certain branches. The $500,000 writedown was in addition to the Company's normal scheduled amortization of intangibles. Expenses related to the Company's pending merger with People's Bank of Bridgeport amounted to $332,000 and $696,000, respectively, for the fourth quarter and full year 1997.

NFC's 1997 fourth quarter results included a loan loss provision of $800,000, compared with a year earlier fourth quarter provision of $600,000. For the year ended December 31, 1997, the Company recorded a loan loss provision of $1,400,000, unchanged from $1,400,000 recorded in 1996.

During the fourth quarter of 1997, NFC sold $1,615,000 of loans of which $1,125,000 were nonperforming. Proceeds of $1,083,000 were received, transaction expenses of $42,000 were charged to earnings, and a loss on the sale of $532,000 was charged against the allowance for loan losses. As of December 31, 1997, the Company had entered into a contract to sell $1,221,000 of additional nonperforming loans for $695,000, of which $104,000 in proceeds was received in December. The loss of $526,000 on the sale, which closed on January 5, 1998, was charged against the allowance for loan losses as of December 31, 1997.

Total charge-offs of loans and foreclosed properties (net of recoveries), for the quarters ended December 31, 1997 and 1996, were $1,904,000 and $2,234,000, respectively. Total charge-offs of loans and foreclosed properties (net of recoveries), for the years ended December 31, 1997 and 1996 were $3,226,000 and $3,164,000, respectively.

At December 31, 1997, nonperforming assets, inclusive of "nonperforming loans held for sale", were $7,097,000 compared to $6,993,000 at December 31, 1996. Nonperforming loans included in these amounts were $5,184,000 and $5,826,000 respectively.

The allowance for loan losses was $12,425,000 at December 31, 1997 compared to $13,928,000 at the end of 1996. The allowance for loan losses amounted to 271% of nonperforming loans, exclusive of "nonperforming loans held for sale" at the end of 1997, as compared to 239% at the end of 1996.

NFC's equity to assets ratio was 12.03% at December 31, 1997, compared to 11.20% at December 31, 1996. Book value per share was $15.16 at December 31, 1997 compared to $14.17 at December
31, 1996.

Norwich Financial Corp. is a registered bank holding company with total assets of $698,517,000 and total deposits of $586,803,000 at December 31, 1997. The Company's principal subsidiary is The
Norwich Savings Society, an FDIC-insured savings bank which operates 17 banking offices throughout eastern Connecticut.

              NORWICH FINANCIAL CORP. AND SUBSIDIARY

                  Consolidated Financial Results

CAPTION

                                            Year Ended                Three Months Ended
                                           December 31,                  December 31,
(In thousands, except share data)            1997        1996         1997         1996
EARNINGS
 Interest income                          $52,875      $52,289      $13,370      $13,148
 Interest expense                          23,550       25,342        5,956        6,031
 Net interest income                       29,325       26,947        7,414        7,117
 Net income                                 7,928        6,651        1,858        1,941
 Diluted earnings per share                  1.44         1.20         0.33         0.35
 Average common shares outstanding,
   including common stock equivalents-
   assuming dilution                    5,522,140    5,553,762    5,611,873    5,508,155

RATIOS (annualized)
 Return on average assets                    1.14%        0.95%        1.05%        1.12%
 Return on average stockholders' equity      9.96         8.91         8.88        10.18
 Average stockholders' equity to average
   assets                                   11.43        10.64        11.84        10.98

YIELD DATA
 (taxable equivalent-annualized)
 Net interest margin                         4.46         4.04         4.49         4.36
 Net interest spread                         3.62         3.25         3.63         3.55

Asset yields
 Loans                                       8.73         8.70         8.79         8.73
 Investments                                 6.04         5.88         6.11         6.05
 Earning assets                              8.03         7.82         8.07         7.99

Cost of funds
 Deposits                                    4.35         4.51         4.38         4.40
 FHLB advances                               6.45         6.43         6.51         6.28
 Interest bearing liabilities                4.41         4.57         4.44         4.45




CAPTION

                                                            December 31,
 (In thousands, except share data)                     1997              1996
OUTSTANDING BALANCES
 Total assets                                       $698,517           $683,299
 Net loans                                           463,612            463,183

 Deposits                                            586,803            585,080
 FHLB advances                                        15,581             11,928

 Stockholders' equity                                 84,014             76,498

 Stockholders' equity to total assets                  12.03%             11.20%

 Book value per share                                 $15.16             $14.17

Shares of common stock                             5,542,941          5,399,641

              NORWICH FINANCIAL CORP. AND SUBSIDIARY

                   Nonperforming Assets Summary

CAPTION

                                                          December 31,
(Dollars in thousands)                              1997               1996
Nonperforming loans
 Residential real estate                          $1,159            $ 1,476
 Commercial real estate
  Permanent                                        1,150              2,932
  Land and construction                            1,110                114
 Commercial                                        1,044              1,176
 Consumer                                            130                128
                                                   -----              -----
    Total nonperforming loans                      4,593              5,826

Foreclosed properties                              1,913              1,167
                                                   -----              -----
 Total nonperforming assets before
   nonperforming assets held for sale              6,506              6,993

Nonperforming loans held for sale                    591                  -
                                                   -----              -----
    Total nonperforming assets                    $7,097             $6,993
                                                  ======             ======
Performing restructured loans                     $3,128             $  532
                                                  ======             ======+

SUMMARY OF IMPAIRED LOANS

     At December 31, 1997, all loans classified as nonperforming in the above table, as well as performing restructured loans of $3.1 million, are classified as impaired. Impaired loans of $8.3 million as of December 31, 1997 had an associated allowance for losses of $1.0 million.

CAPTION

                                                           December 31,
(Dollars in thousands)                              1997                   1996
Net charge-offs year to date                      $3,226                 $3,164

Net charge-offs to average loans and
  foreclosed properties for the year                0.66%                  0.69%

Allowance for loan losses                        $12,425                $13,928

Ratios (exclusive of nonperforming
 assets held for sale)
   Allowance for loan losses to:
    Nonperforming loans                           270.52%                239.07%
     Total nonperforming assets                   190.98                 199.17
     Total loans and foreclosed properties          2.59                   2.91
   Total nonperforming assets to:
     Total loans and foreclosed properties          1.36                   1.46
     Total assets                                   0.93%                  1.02%


              NORWICH FINANCIAL CORP. AND SUBSIDIARY

                 Consolidated Statements of Income

CAPTION

                                                Year Ended                 Three Months Ended
                                               December 31,                   December 31,
(In thousands,
 except share data)                          1997           1996          1997           1996
INTEREST AND DIVIDEND INCOME
 Mortgage loans                           $30,428        $29,108        $7,539         $7,539
 Other loans                               12,055         10,969         3,113          2,886
 Federal funds sold                           252            268            73             49
 Money market instruments                   3,329          1,379           968            463
 U.S. Government and agency obligations        59          4,161             -            403
 Mortgage-backed securities                 5,830          5,966         1,414          1,644
 Other bonds                                  549             65           143             20
 Corporate stocks                             373            373           120            144
                                           ------         ------        ------         ------
   Total interest income                   52,875         52,289        13,370         13,148
                                           ------         ------        ------         ------

INTEREST EXPENSE
 Deposits                                  22,650         24,310         5,700          5,799
 FHLB advances                                900          1,032           256            232
                                           ------         ------        ------         ------
   Total interest expense                  23,550         25,342         5,956          6,031
                                           ------         ------        ------         ------
NET INTEREST INCOME                        29,325         26,947         7,414          7,117
LOAN LOSS PROVISION                         1,400          1,400           800            600
                                           ------         ------        ------         ------
NET INTEREST INCOME
 AFTER LOAN LOSS PROVISION                 27,925         25,547         6,614          6,517
                                           ------         ------        ------         ------
NONINTEREST INCOME
 Mortgage servicing fees                      672            639           170            157
 Other service fee income                   2,968          2,482           733            648
 Net securities gains                       1,856            366         1,418            102
 Gains on loans sold or held for sale         483             18           144             30
 Other                                        (69)           362           (21)            62
                                           ------         ------        ------         ------
   Total noninterest income                 5,910          3,867         2,444            999
                                           ------         ------        ------         ------

NONINTEREST EXPENSE
 Salaries and employee benefits             9,766          9,495         2,474          2,314
 Furniture and equipment                    1,223          1,219           298            325
 Net occupancy                              2,304          2,394           547            573
 Data processing                              798            682           245            183
 Advertising and promotion                    445            469            61             96
 Legal                                        407            139           176             54
 FDIC/State assessments                        60             12             4              0
 Amortization of intangibles                1,232            649           696            163
 Nonperforming asset expenses                 617            (72)          342            (95)
 Other operating expenses                   3,470          3,149           982            926
                                           ------         ------        ------         ------
   Total noninterest expense               20,322         18,136         5,825          4,539
                                           ------         ------        ------         ------
INCOME BEFORE INCOME TAXES                 13,513         11,278         3,233          2,977
INCOME TAX PROVISION                        5,585          4,627         1,375          1,036
                                           ------         ------        ------         ------
 NET INCOME                                $7,928         $6,651        $1,858         $1,941
                                           ======         ======        ======         ======
 NET INCOME PER SHARE
   BASIC                                    $1.46         $ 1.22        $ 0.34         $ 0.36
   DILUTED                                  $1.44         $ 1.20        $ 0.33         $ 0.35


              NORWICH FINANCIAL CORP. AND SUBSIDIARY

                    Consolidated Balance Sheets

CAPTION

                                                               December 31,
(In thousands, except share data)                          1997               1996
ASSETS
 Cash and due from banks                                 $18,627             $19,419

 Investments
  Federal funds sold                                       5,500               3,700
  Money market instruments, held to maturity
   (market value of $76,897 and $31,765 at
   December 31, 1997 and 1996)                            76,905              31,769
  Mortgage-backed securities, available for
   sale (amortized cost of $81,954 and
   $100,844 at December 31, 1997 and 1996)                82,812             101,025
  Investment securities
   Held to maturity (market value of $20,941
   at December 31, 1996)                                     -                20,945
   Available for sale (amortized cost of
     $13,559 and $9,936 at December 31, 1997 and 1996)    14,667              10,556
  Federal Home Loan Bank stock, at cost                    3,715               3,715
                                                         -------             -------
       Total investments                                 183,599             171,710

 Loans
  Mortgage                                               344,765             350,781
  Other                                                  131,272             126,330
                                                         -------             -------
     Total loans                                         476,037             477,111
   Less allowance for loan losses                        (12,425)            (13,928)
                                                         -------             -------
     Net loans                                           463,612             463,183

 Loans held for sale                                       2,170                 172
 Premises and equipment, at cost less
   accumulated depreciation                                5,800               6,216
 Accrued income receivable                                 3,659               3,474
 Foreclosed properties                                     1,913               1,167
 Deferred tax asset, net                                   3,906               5,356
 Acquisition related intangibles                           6,845               4,924
 Other assets                                              8,386               7,678
                                                         -------             -------
     Total assets                                       $698,517            $683,299
                                                         =======             =======
LIABILITIES
 Total deposits                                         $586,803            $585,080
 Mortgagors' escrow accounts                               3,708               3,654
 FHLB advances                                            15,581              11,928
 Other liabilities                                         8,411               6,139
                                                         -------             -------
     Total liabilities                                   614,503             606,801
                                                         -------             -------

STOCKHOLDERS' EQUITY
 Common stock                                                 60                  60
 Additional paid-in capital                               59,687              58,708
 Retained income                                          27,849              23,869
 Less Treasury stock, at cost (410,940 and
   554,240 shares at December 31, 1997 and 1996)          (4,741)             (6,611)
 Unrealized gain on securities available for sale,
   net of tax effect                                       1,159                 472
                                                         -------             -------
     Total stockholders' equity                           84,014              76,498
                                                         -------             -------
     Total liabilities and stockholders' equity         $698,517            $683,299
                                                         =======             =======
BOOK VALUE PER SHARE                                    $  15.16            $  14.17
                                                         -------             -------
